KURVE THERAPEUTICS, INC.
CONVERTIBLE PROMISSORY NOTE

$60,000 May 4, 2022

Kurve Therapeutics, Inc., a Delaware corporation (the "Company"), the principal office of which is located at 16825 48th Ave West, Suite 434, Lynnwood, WA 98037 for value received hereby promises to pay to Marc Giroux or their registered assigns, the sum of Sixty Thousand Dollars ($60,000.00), or such lesser amount as shall then equal the outstanding principal amount loaned to the Company by Holder hereof and any accrued interest hereon, as set forth below, which amount shall be due and payable (i) May, 2023, or such date as agreed upon by mutual written consent of the Holder and the Company (the "Maturity Date") or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made to the registered address of the Holder. Holder provides this loan with the following use of proceeds.

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. **Definitions**. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

(i) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

(ii) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

2. **Interest**. Commencing on the date hereof until all outstanding principal on this Note shall have been paid in full, interest shall accrue on this Note at the rate of ten percent (10%) per annum (the "Interest Amount"). Such interest shall be payable by the Company on the anniversary of this NOTE with final interest on any outstanding amounts at the time the note is repaid in full.

3. **Conversion**. At the sole discretion of the Holder, repayment of the loan, plus interest, may be taken in Class A Common Stock at the Fair Market Value per share of $2.08 at the time of repayment.

4. **Events of Default**. If any of the events specified in this Section 3 shall occur (herein individually referred to as an "Event of Default"), the Holder of the Note may, so long as such condition exists, declare the entire principal and accrued interest hereon immediately due and payable, by notice in writing to the Company:

(i) Default in the payment of the principal of this Note when due and payable if such default is not cured by the Company within ten (10) days after the Holder has given the Company written notice of such default; or

(ii) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal bankruptcy laws, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part

of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

(iii) If, within sixty (60) days after the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

5. **Assignment**. Subject to the restrictions on transfer described in Section 6 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

6. **Waiver and Amendment**. This Note may only be amended, waived or modified upon the written consent of the Company and the Holder.

7. **Transfer of this Note**. With respect to any offer, sale or other disposition of this Note, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be affected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 6 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the "Act"), unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

8. **Notices**. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

9. **No Stockholders Rights**. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

10. **Prepayment**. This Note may be prepaid by the Company at any time without penalty.

11. **Governing Law**. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the Company has caused this Note to be issued this 4th day of May, 2023.

Kurve Therapeutics, Inc.,
a Delaware corporation



By:________________________

Its: CEO

Acknowledged and Accepted: **Marc Giroux**

Holder:



____

Marc Giroux

KURVE THERAPEUTICS, INC.
CONVERTIBLE PROMISSORY NOTE

$140,000 November 6, 2021

Kurve Therapeutics, Inc., a Delaware corporation (the "Company"), the principal office of which is located at 16825 48th Ave West, Suite 434, Lynnwood, WA 98037 for value received hereby promises to pay to Marc Giroux or their registered assigns, the sum of One Hundred Forty Thousand Dollars ($140,000.00), or such lesser amount as shall then equal the outstanding principal amount loaned to the Company by Holder hereof and any accrued interest hereon, as set forth below, which amount shall be due and payable (i) November 6, 2022, or such date as agreed upon by mutual written consent of the Holder and the Company (the "Maturity Date") or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made to the registered address of the Holder. Holder provides this loan with the following use of proceeds.

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. **Definitions**. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

(i) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

(ii) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

2. **Interest**. Commencing on the date hereof until all outstanding principal on this Note shall have been paid in full, interest shall accrue on this Note at the rate of ten percent (10%) per annum (the "Interest Amount"). Such interest shall be payable by the Company on the anniversary of this NOTE with final interest on any outstanding amounts at the time the note is repaid in full.

3. **Conversion**. At the sole discretion of the Holder, repayment of the loan, plus interest, may be taken in Class A Common Stock at the Fair Market Value per share of $2.08 at the time of repayment.

4. **Events of Default**. If any of the events specified in this Section 3 shall occur (herein individually referred to as an "Event of Default"), the Holder of the Note may, so long as such condition exists, declare the entire principal and accrued interest hereon immediately due and payable, by notice in writing to the Company:

(i) Default in the payment of the principal of this Note when due and payable if such default is not cured by the Company within ten (10) days after the Holder has given the Company written notice of such default; or

(ii) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal bankruptcy laws, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part

of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

(iii) If, within sixty (60) days after the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

5. **Assignment**. Subject to the restrictions on transfer described in Section 6 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

6. **Waiver and Amendment**. This Note may only be amended, waived or modified upon the written consent of the Company and the Holder.

7. **Transfer of this Note**. With respect to any offer, sale or other disposition of this Note, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be affected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 6 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the "Act"), unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

8. **Notices**. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

9. **No Stockholders Rights**. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

10. **Prepayment**. This Note may be prepaid by the Company at any time without penalty.

11. **Governing Law**. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the Company has caused this Note to be issued this 6th day of November, 2021.

Kurve Therapeutics, Inc.,
a Delaware corporation



By:____ __________

Its: CEO

Acknowledged and Accepted: **Marc Giroux**

Holder:



____

Marc Giroux

KURVE THERAPEUCTICS, INC.
CONVERTIBLE PROMISSORY NOTE

$75,000 September 13, 2021

Kurve Therapeutics, Inc., a Delaware corporation (the "Company"), the principal office of which is located at 16825 48th Ave West, Suite 434, Lynnwood, WA 98037 for value received hereby promises to pay to Thomas McDowell or their registered assigns, the sum of Seventy-Five Thousand Dollars ($75,000.00), or such lesser amount as shall then equal the outstanding principal amount loaned to the Company by Holder hereof and any accrued interest hereon, as set forth below, which amount shall be due and payable (i) September 13, 2022, or such date as agreed upon by mutual written consent of the Holder and the Company (the "Maturity Date") or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made to the registered address of the Holder. Holder provides this loan with the following use of proceeds.

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. **Definitions**. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

(i) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

(ii) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

2. **Interest**. Commencing on the date hereof until all outstanding principal on this Note shall have been paid in full, interest shall accrue on this Note at the rate of ten percent (10%) per annum (the "Interest Amount"). Such interest shall be payable by the Company on the anniversary of this NOTE with final interest on any outstanding amounts at the time the note is repaid in full.

3. **Conversion**. At the sole discretion of the Holder, repayment of the loan, plus interest, may be taken in Class A Common Stock at the Fair Market Value per share of $2.08 at the time of repayment.

4. **Events of Default**. If any of the events specified in this Section 3 shall occur (herein individually referred to as an "Event of Default"), the Holder of the Note may, so long as such condition exists, declare the entire principal and accrued interest hereon immediately due and payable, by notice in writing to the Company:

(i) Default in the payment of the principal of this Note when due and payable if such default is not cured by the Company within ten (10) days after the Holder has given the Company written notice of such default; or

(ii) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal bankruptcy laws, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the

Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

(iii) If, within sixty (60) days after the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

5. **Assignment**. Subject to the restrictions on transfer described in Section 6 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

6. **Waiver and Amendment**. This Note may only be amended, waived or modified upon the written consent of the Company and the Holder.

7. **Transfer of this Note**. With respect to any offer, sale or other disposition of this Note, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 6 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the "Act"), unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

8. **Notices**. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

9. **No Stockholders Rights**. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

10. **Prepayment**. This Note may be prepaid by the Company at any time without penalty.

11. **Governing Law**. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the Company has caused this Note to be issued this 24th day of August, 2021.

Kurve Therapeutics, Inc.,
a Delaware corporation

By: ____________________

Its: CEO

Acknowledged and Accepted: **Thomas McDowell**

Holder:

____
Thomas McDowell

KURVE THERAPEUTICS, INC.
CONVERTIBLE PROMISSORY NOTE

$25,000

December 4, 2021

Kurve Therapeutics, Inc., a Delaware corporation (the "Company"), the principal office of which is located at 16825 48th Ave West, Suite 434, Lynnwood, WA 98037 for value received hereby promises to pay to Thomas McDowell or their registered assigns, the sum of Twenty-five Thousand Dollars ($25,000.00), or such lesser amount as shall then equal the outstanding principal amount loaned to the Company by Holder hereof and any accrued interest hereon, as set forth below, which amount shall be due and payable (i) December 4, 2022, or such date as agreed upon by mutual written consent of the Holder and the Company (the "Maturity Date") or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made to the registered address of the Holder. Holder provides this loan with the following use of proceeds.

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. **Definitions**. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

(i) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

(ii) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

2. **Interest**. Commencing on the date hereof until all outstanding principal on this Note shall have been paid in full, interest shall accrue on this Note at the rate of ten percent (10%) per annum (the "Interest Amount"). Such interest shall be payable by the Company on the anniversary of this NOTE with final interest on any outstanding amounts at the time the note is repaid in full.

3. **Conversion**. At the sole discretion of the Holder, repayment of the loan, plus interest, may be taken in Class A Common Stock at the Fair Market Value per share of $2.08 at the time of repayment.

4. **Events of Default**. If any of the events specified in this Section 3 shall occur (herein individually referred to as an "Event of Default"), the Holder of the Note may, so long as such condition exists, declare the entire principal and accrued interest hereon immediately due and payable, by notice in writing to the Company:

(i) Default in the payment of the principal of this Note when due and payable if such default is not cured by the Company within ten (10) days after the Holder has given the Company written notice of such default; or

(ii) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal bankruptcy laws, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part

of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

(iii) If, within sixty (60) days after the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

5. **Assignment**. Subject to the restrictions on transfer described in Section 6 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

6. **Waiver and Amendment**. This Note may only be amended, waived or modified upon the written consent of the Company and the Holder.

7. **Transfer of this Note**. With respect to any offer, sale or other disposition of this Note, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be affected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 6 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the "Act"), unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

8. **Notices**. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

9. **No Stockholders Rights**. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

10. **Prepayment**. This Note may be prepaid by the Company at any time without penalty.

11. **Governing Law**. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the Company has caused this Note to be issued this 4th day of December, 2021.

Kurve Therapeutics, Inc.,
a Delaware corporation

By:____________________

Its: CEO

Acknowledged and Accepted: **Thomas McDowell**

Holder:

____
Thomas McDowell